Exhibit 99.1

Cambium Learning Group Enters Into Definitive Merger Agreement with

Veritas Capital

Holders of Common Stock Currently Outstanding to Receive $14.50 per Share in Cash

DALLAS, October 15, 2018 (GLOBE NEWSWIRE) — Cambium Learning® Group, Inc. (Nasdaq: ABCD, the “Company”), a leading educational technology solutions company committed to helping all students reach their full potential, announced today that it has entered into a definitive merger agreement with certain affiliates of Veritas Capital, a leading private equity investment firm, for the acquisition of the Company.

Pursuant to the terms of the merger agreement, the holders of common stock of the Company currently outstanding are entitled to receive $14.50 in cash per share at the closing. The transaction was unanimously approved by the board of directors of the Company. Following the execution of the merger agreement, the stockholder representing a majority of the issued and outstanding common stock delivered a written consent approving and adopting the merger agreement and the transaction. The Company’s outstanding credit facility will be repaid at closing. Subject to customary closing conditions and regulatory approvals, the Company expects the transaction to close in the fourth quarter of 2018 or the first quarter of 2019.

Immediately prior to the closing, the Company will close its previously announced acquisition of VKIDZ Holdings Inc. (“VKidz”), an award winning Florida-based edtech company dedicated to helping deliver the best education to students using digital solutions. The holders of outstanding shares of VKidz are entitled to receive $11.50 in cash for each share of Company common stock to be issued to such holders in connection with the Company’s acquisition of VKidz.

John Campbell, Chief Executive Officer of the Company commented, “We are gratified to have such a positive outcome to the review of strategic alternatives the Board kicked off in May. I am proud of the transformation we have accomplished at Cambium Learning Group as we continue to improve our product suite in terms of technology, efficacy, and engagement. We look forward to helping even more students with the addition of VKidz and working with Veritas Capital on the next chapter of our long-term growth story. These remain exciting times for Cambium Learning Group.”

“Education is a key focus area for Veritas given its importance to the nation, and we are excited to partner with Cambium and its management team to advance the Company’s leadership in preK-12 digital education,” said Ramzi Musallam, Chief Executive Officer and Managing Partner of Veritas Capital. “We look forward to supporting Cambium’s continued growth and investment in the development of new, innovative products, technology and services to help improve outcomes for students, parents, educators and school districts.”

“It has been our pleasure to work with John and the world-class team at Cambium Learning Group,” said David Bainbridge, Managing Director of Veronis Suhler Stevenson (“VSS”), an affiliate of the majority stockholder of the Company. “Since our investment, we have partnered with management to invest in new technology, execute strategic acquisitions, and implement initiatives to accelerate the Company’s growth, and are proud of the progress the Company has made transitioning to a digital subscription business. We thank the Company’s leadership and employees for their tremendous efforts and collaboration over the years and wish them well in their next phase of growth.”

Macquarie Capital acted as the Company’s financial advisor and Lowenstein Sandler LLP acted as the Company’s legal counsel in connection with the transactions.

Schulte Roth & Zabel LLP acted as Veritas Capital’s legal counsel in connection with the transactions.

About Cambium Learning Group

Cambium Learning® Group, Inc. (Nasdaq: ABCD) is an award-winning educational technology solutions leader dedicated to helping all students reach their potential through individualized and differentiated instruction. Using a research-based, personalized approach, Cambium Learning Group, Inc. delivers SaaS resources and instructional products that engage students and support teachers in fun, positive, safe and scalable environments. These solutions are provided through Learning A-Z® (online differentiated instruction for elementary school reading, writing and science), ExploreLearning® (online interactive math and science simulations and a math fact fluency solution) and Voyager Sopris Learning® (blended solutions that accelerate struggling learners to achieve in literacy and math and professional development for teachers). We believe that every student has unlimited potential, that teachers matter, and that data, instruction, and practice are the keys to success in the classroom and beyond. Come learn with us at www.cambiumlearning.com.

About VSS

Veronis Suhler Stevenson (www.vss.com) is a private investment firm that invests in the information, education, healthcare, and tech-enabled business services industries. VSS provides capital for growth financings, recapitalizations, strategic acquisitions and buyouts to lower middle market companies and management teams with the goal of building companies organically as well as through a focused add-on acquisition program. VSS makes privately-negotiated investments across the capital structure and invests in situations requiring control or non-control equity, mezzanine securities and structured equity securities.

About Veritas Capital

Veritas Capital is a leading private equity firm that invests in companies that provide critical products and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide, including those operating in the aerospace & defense, healthcare, technology, national security, communications, energy, government services and education industries. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. For more information on Veritas Capital and its current and past investments, visit www.veritascapital.com.

Forward-Looking Statements

This news release contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this news release may not occur. Generally, Cambium Learning Group, Inc.’s forward-looking statements relate to Cambium Learning Group, Inc.’s business plans or strategies, projected or anticipated benefits or other consequences of Cambium Learning Group, Inc.’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that Cambium Learning Group, Inc. may make, or a projection involving anticipated revenues, earnings or other aspects of Cambium Learning Group, Inc.’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management and facts as they are known today to Cambium Learning Group, Inc.’s board of directors and management. Cambium Learning Group, Inc. intends for its forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements under the federal securities laws. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Many of these statements are beyond Cambium Learning Group, Inc.’s control, and factors beyond Cambium Learning Group, Inc.’s control may influence the accuracy of the statements and the projections upon which the statements are based. Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to: conditions to the closing of the proposed transaction, including the obtaining of required regulatory approvals, may not be satisfied; risks associated with the financing of the transaction; the proposed transaction may involve unexpected costs, liabilities or delays; the business of the Company may suffer as a result of uncertainty surrounding the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the Company may be adversely affected by other economic, business and/or competitive factors; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the ability to recognize benefits of the proposed transaction; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; other risks to consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all; and risks and uncertainties discussed in Cambium Learning Group, Inc.’s reports filed with the Securities and Exchange Commission, including, but not limited to, Cambium Learning Group, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and other filings. Copies of these filings are available at www.sec.gov. Any one or more of these uncertainties, risks and other influences could materially affect Cambium Learning Group, Inc.’s results of operations and whether forward-looking statements made by Cambium Learning Group, Inc. ultimately prove to be accurate. Cambium Learning Group, Inc.’s actual results, performance and achievements could differ materially from those expressed or implied in its forward-looking statements. Except as required by law, Cambium Learning Group, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file relevant materials with the Securities Exchange Commission (the “SEC”), including an information statement in preliminary and definitive form. Stockholders of the Company are strongly advised to read all relevant documents filed with the SEC, including the Company’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free on the Company’s website at http://www.investor.cambiumlearning.com/.

Media and Investor Contact:

Cambium Learning Group, Inc.

Barbara Benson

investorrelations@cambiumlearning.com

or

Jody Burfening/Carolyn Capaccio

LHA

212.838.3777

ccapaccio@lhai.com

Veritas Capital

Andrew Cole/David Millar/Julie Rudnick

Sard Verbinnen & Co

212-687-8080

VeritasCapital-SVC@sardverb.com